UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 24, 2024
Federal Home Loan Bank of Topeka
__________________________________________
(Exact name of registrant as specified in its charter)

Federally chartered corporation of the United States	000-52004	48-0561319
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
500 SW Wanamaker Road, Topeka, KS		66606
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: 785.233.0507

Not Applicable
___________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Change in Control Plan
On July 24, 2024, the Federal Housing Finance Agency (“Finance Agency”) informed Federal Home Loan Bank of Topeka (“FHLBank”) of its non-objection to changes to the individuals identified as Participants in FHLBank’s Change in Control Plan and the associated Tier Levels, adopted by the Compensation, Human Resources and Inclusion Committee of FHLBank’s Board of Directors on June 27, 2024. Effective upon the signing of a Participation Agreement by each Participant as required by the Change in Control Plan, Carl M. Koupal, III, Executive Vice President, Chief Mission Officer / Chief Legal Officer, and Philip Bacchus, who will serve as SVP, Chief Financial Officer effective August 26, 2024, will participate in the Change in Control Plan at Tier 2, which includes a 2.00 compensation multiplier. The amounts payable to Messrs. Koupal and Bacchus under the Change in Control Plan are not determinable at this time.

For additional information about FHLBank’s Change in Control Plan, see FHLBank’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 11, 2024.

Compensatory Arrangements of Certain Officers
On July 25, 2024, the Finance Agency informed FHLBank of its non-objection to a base salary adjustment for Mr. Koupal in connection with his promotion to EVP, Chief Mission Officer / Chief Legal Officer, approved by the Compensation, Human Resources and Inclusion Committee of FHLBank’s Board of Directors on June 27, 2024. Effective July 1, 2024, Mr. Koupal’s base salary is $410,000.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Topeka

07/30/2024	By: /s/ Jeffrey B. Kuzbel
Date	Name: Jeffrey B. Kuzbel
Title: President and Chief Executive Officer